CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended annual report of Pet Express Supply, Inc. (the "Company") on Form 10-KSB/A for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Renea Yamada, acting in the capacity as the Chief Executive Officer of the Company, and I, Diane Egger, acting in the capacity as the Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Renea Yamada

     Renea Yamada

     Chief Executive Officer

     June 15, 2007

/s/ Diane Egger

     Diane Egger

     Chief Financial Officer

     June 15, 2007